Exhibit 10.12

AMENDMENT NO. 5 TO THE

LOAN AND SECURITY AGREEMENT

Dated as of October 3, 2008

AMENDMENT NO. 5 TO THE LOAN AND SECURITY AGREEMENT (this “Amendment”) by and between Residential Funding Company, LLC, a Delaware limited liability company, as borrower (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company, as borrower (“GMACM” and together with RFC, each a “Borrower” and collectively, the “Borrowers”) and GMAC LLC, a Delaware limited liability company, as lender (the “Lender”).

PRELIMINARY STATEMENTS:

(1) The Borrowers and the Lender have entered into a Loan and Security Agreement dated as of April 18, 2008 (the “Loan and Security Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan and Security Agreement.

(2) The Borrowers and the Lender have entered into an Amendment No. 1 to the Loan and Security Agreement dated May 21, 2008.

(3) The Borrowers and the Lender have entered into an Amendment No. 2 to the Loan and Security Agreement dated May 22, 2008.

(4) The Borrowers and the Lender have entered into an Amendment No. 3 to the Loan and Security Agreement dated June 2, 2008.

(5) The Borrowers and the Lender have entered into an Amendment No. 4 to the Loan and Security Agreement dated July 25, 2008

(6) The Borrowers have requested the Lender to amend, and the Lender has agreed to amend, the Loan and Security Agreement on the terms and conditions set forth herein.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Loan and Security Agreement. The Loan and Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)	Section 7.01(q) is hereby amended and restated in full to read as follows:

“With respect to each Servicing Contract, it shall, upon the request of the Lender, use its best efforts to obtain from the relevant MBS Trustee, Investors and, if applicable, any bond insurers, a consent to the assignment of the MSRs arising

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thereunder by the Lender to a third party purchaser; provided, however, that the Lender shall not assign any MSRs except upon the occurrence and during the continuation of an Event of Default. The consents must be acceptable to the Lender in its sole and absolute discretion.”

(b)	Section 7.03(e) is hereby amended and restated in full to read as follows:

“Adverse Servicing Event. As soon as possible, but in any event within two Business Days, after it becomes aware of any Adverse Servicing Event or any event or circumstance that could be expected to cause an Adverse Servicing Event, including the receipt of any notice related to any such event or circumstance, it shall give written notice thereof to the Lender;”

(c)	Section 8.01(m) is hereby amended and restated in full to read as follows:

“An Adverse Servicing Event shall have occurred and the Lender, in its sole discretion, shall have notified a Borrower in writing that such Adverse Servicing Event shall constitute an Event of Default;”

(d)	The following definition is hereby added to Schedule I:

“‘Adverse Servicing Event’ means (1) the failure of either Borrower to be an approved servicer under any Servicing Contract with respect to which any Eligible Servicing Rights pledged under this Agreement relate, (2) either Borrower fails to service in accordance with any Servicing Contract in any material respect, (3) either Borrower is terminated as servicer with respect to any Eligible Servicing Rights (except if the provisions of Section 7.01(m)(iii)(a)-(c) are met), or (4) receipt by either Borrower of a notice from any MBS Trustee indicating material breach, default or material non-compliance by such Borrower which the Lender reasonably determines may entitle such MBS Trustee to terminate such Borrower, which notice has not been rescinded or nullified within five (5) Business Days of its receipt by such Borrower or such lesser time as Lender believes is necessary to protect its interest and provides such Borrower with written notice thereof, as the case may be.”

SECTION 2. Consent to Modification of Servicing Contracts. The Lender hereby consents to the modification, in the form set forth on Exhibit A hereto, of one or more Servicing Contracts for Mortgage Loans as to which Financial Guaranty Insurance Company is a surety provider, such consent to be effective as of the date of such modification.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Lender shall have received:

(a) A copy of this Amendment, duly executed by the parties hereto;

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(b) A copy of the letter agreement attached as Exhibit B hereto relating to that certain Loan Agreement (as amended, the “Senior Loan Agreement”) dated as of June 4, 2008 among Residential Funding Company, LLC and GMAC Mortgage, LLC as borrowers, Residential Capital, LLC, GMAC Residential Holding Company, LLC, GMAC-RFC Holding Company, LLC, Homecomings Financial, LLC, as guarantors, certain other affiliates of the Borrowers party thereto, Wells Fargo Bank, N.A. as first priority collateral agent and GMAC LLC as lender agent and as initial lender, duly executed by the parties thereto (the “Letter Agreement”);

(c) $146,681,798 from the amounts currently on deposit in the Sales Proceeds Account (as defined in the Senior Loan Agreement), as a prepayment on the loans outstanding pursuant to the Senior Credit Agreement, in accordance with the provisions of the Letter Agreement; and

(d) A certificate signed by a Responsible Officer of each Borrower stating that:

(i)	The representations and warranties contained in Section 5 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

(ii)	No event has occurred and is continuing that constitutes a Default.

SECTION 4. Reaffirmation of Security Interest. Each Borrower hereby reaffirms and hereby grants a lien on the Collateral (as such term is defined in the Loan and Security Agreement) in favor of the Lender subject to all of the terms set forth in the Loan and Security Agreement, as amended.

SECTION 5. Representations and Warranties of the Borrower. Each Borrower represents and warrants as follows:

(a) It is a limited liability company duly organized or formed, validly existing and in good standing under the laws of Delaware.

(b) The execution, delivery and performance by it of this Amendment and the Loan and Security Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under its organizational documents, or any material indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is otherwise bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or violate any Requirements of Law applicable to it of any Governmental Authority having jurisdiction over it or any of its properties if such violation, individually, or in the aggregate, is reasonably likely to have a Material Adverse Effect.

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(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with execution, delivery or performance by it of this Amendment or the Loan and Security Agreement, as amended hereby.

(d) This Amendment has been duly executed and delivered by it. This Amendment and the Loan and Security Agreement, as amended hereby, constitute, its legal, valid and binding obligations enforceable against it in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(e) There are no proceedings or investigations pending, or to the best of its knowledge threatened in writing, against it before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of any Facility Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Facility Document, or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Loan and Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan and Security Agreement, and each reference in the Note and the other Facility Documents to “the Loan and Security Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan and Security Agreement, shall mean and be a reference to the Loan and Security Agreement, as amended by this Amendment.

(b) The Loan and Security Agreement, the Guarantee, the Note and the other Facility Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND

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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK OBLIGATION LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GMAC LLC
a Delaware limited liability company

By:	/s/ David Walker
Name:	David Walker
Title:	Group VP and Treasurer

RESIDENTIAL CAPITAL, LLC a Delaware limited liability company

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

RESIDENTIAL FUNDING COMPANY, LLC a Delaware limited liability company

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

GMAC MORTGAGE, LLC a Delaware limited liability company

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

S-1

EXHIBIT A

Form of Servicing Contract Amendment

A-1

EXECUTION COPY

GMAC MORTGAGE, LLC

as Servicer,

GMACM HOME EQUITY LOAN TRUST 2005-HE1,

as Issuer

and

WELLS FARGO BANK, N.A.

as Indenture Trustee

AMENDMENT NO. 1

TO

SERVICING AGREEMENT

Dated as of September 23, 2008

THIS AMENDMENT NO. 1 TO SERVICING AGREEMENT dated as of September 23, 2008 (this “Amendment”), is among GMAC Mortgage, LLC, formerly known as GMAC Mortgage Corporation “GMACM”), in its capacity as servicer (in such capacity, the “Servicer”), the GMACM Home Equity Loan Trust 2005-HE1, as issuer (the “Issuer”), and Wells Fargo Bank, N.A., in its capacity as indenture trustee (the “Indenture Trustee”). Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings assigned to them in the Servicing Agreement dated as of March 29, 2005, among the Servicer, the Issuer and the Indenture Trustee (the “Servicing Agreement”).

W I T N E S S E T H

WHEREAS, the Servicer, the Issuer and the Indenture Trustee entered into the Servicing Agreement, and the Servicer, the Issuer and the Indenture Trustee desire to amend the Servicing Agreement as set forth herein;

WHEREAS, a Servicing Default has occurred and is continuing under clause (vii) of the definition thereof;

WHEREAS, Section 7.01 of the Servicing Agreement provides that, upon the occurrence of a Servicing Default, the Financial Guaranty Insurance Company (the “Enhancer”) may terminate all the rights and obligations of the Servicer as servicer under the Servicing Agreement;

WHEREAS, in consideration for the Enhancer not exercising its right to terminate immediately GMACM as Servicer as a result of the occurrence of such Servicing Default, the Servicer has agreed to amend the Servicing Agreement as set forth below to provide that from and after the date hereof GMACM shall continue to act as Servicer solely on a term basis of two month terms which are renewable at the election and sole discretion of the Enhancer unless and until otherwise terminated as provided in the Servicing Agreement and subject to the terms of this Amendment;

WHEREAS, Section 8.01 of the Servicing Agreement provides that the Servicing Agreement may be amended by the parties thereto provided that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event; and provided further, that the Enhancer and the Indenture Trustee shall consent to such amendment;

WHEREAS, each Rating Agency has provided a letter to the effect that this Amendment No. 1 will not result in a Rating Event, and by executing this Amendment, each of the Enhancer and the Indenture Trustee has provided its consent to this Amendment No. 1; and

WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Servicer, the Issuer and the Indenture Trustee;

NOW, THEREFORE, the Servicer, the Issuer and the Indenture Trustee hereby agree as follows:

SECTION 1. Amendment.

(a) Section 7.01 of the Servicing Agreement is hereby amended effective as of the date hereof by adding subsection (c) thereto, as follows:

(c) If a Servicing Default shall occur, unless and until the Servicer has been removed as provided in clause (a) of this Section 7.01, the Servicer covenants and agrees to act as the Servicer for a term from the occurrence of the Servicing Default to October 31, 2008, which term may, at the Enhancer’s sole discretion, be extended by written notice to the Issuer, the Indenture Trustee and the Servicer for successive terms of two (2) calendar months each thereafter (a “Servicing Extension Term”). Any such notice by the Enhancer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by facsimile or email to the addresses for the Servicer and the Indenture Trustee set forth in Schedule A attached hereto. Any such notice to the Issuer shall be sent to the address set forth in Section 8.03. The Servicer will, upon the receipt of each such notice of extension from the Enhancer (a “Servicer Extension Notice”) become bound for the duration of the Servicing Extension Term covered by such Servicer Extension Notice to continue as Servicer subject to and in accordance with this Servicing Agreement. If, as of the twentieth (20th) day prior to the last day of any Servicing Extension Term, the Servicer shall not have received any Servicer Extension Notice from the Enhancer, the Servicer shall, within five (5) days thereafter, give written notice of such non-receipt to the Enhancer. Any such notice by the Servicer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by telephone, facsimile or email to the addresses for the Enhancer set forth in Schedule A attached hereto. If no Servicer Extension Notice is received by the Issuer, the Servicer and the Indenture Trustee prior to the last day of the Servicing Extension Term, and provided that no Enhancer Default has occurred and is continuing then all rights and obligations of the Servicer under the Servicing Agreement shall automatically terminate without any action of any party; and the Indenture Trustee or such other servicer appointed by the Enhancer or by the Indenture Trustee with the consent of the Enhancer shall act as successor Servicer as provided in Section 7.02 hereof. If an Enhancer Default has occurred and is continuing on the last day of a Servicer Extension Term, and no Servicing Extension Notice has been given by the Enhancer to extend such Servicing Extension Term, then an automatic termination of the Servicer shall not occur under this Section 7.01(c), and the Servicing Extension Term shall be deemed to have been extended for so long as an Enhancer Default has occurred and is continuing, and to be further extended to the end of the second month following the month in which all Enhancer Defaults have been cured. Nothing in this Section 7.01(c) shall derogate from or otherwise impair (i) the Enhancer’s right to remove the Servicer pursuant to Section 7.01(a) or any other rights of the Enhancer under this Agreement or (ii) the Servicer’s rights pursuant to Sections 7.01 and 7.02 or any other rights of the Servicer under this Agreement. Notwithstanding anything to the contrary set forth herein, the provisions of this Section 7.01(c) shall not apply to Wells Fargo Bank, N.A. (“Wells”) in the event that Wells becomes the successor Servicer. The Servicer and the Enhancer shall notify each other, the Issuer and the Indenture Trustee in writing of any changes to the contact information set forth on Schedule A. Additionally, upon the written request of GMAC, the Enhancer shall confirm that Schedule A contains accurate

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and up to date information with respect to the name and contact information of current employees of the Enhancer who are responsible for the transactions contemplated by this Amendment.

(b) Section 7.02(a) of the Servicing Agreement is hereby amended effective as of the date of the Amendment by adding the phrase “, fails to receive a Servicer Extension Notice as specified in Section 7.01(c)” after the phrase “Section 7.01” in the first sentence of such Section.

SECTION 2. Effect of Amendment.

Upon execution of this Amendment, the Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties thereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Servicing Agreement (as applicable) for any and all purposes. Except as modified and expressly amended by this Amendment, the Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3. Binding Effect.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, any Securityholder, the Enhancer and each of their respective successors and assigns.

SECTION 4. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 5. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Securities or the rights of the Enhancer, the Securityholders or the Owner Trustee.

SECTION 6. Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

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SECTION 7. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GMAC MORTGAGE, LLC, formerly known
as GMAC Mortgage Corporation, as Servicer

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

GMACM HOME EQUITY LOAN TRUST 2005-HE1, as Issuer

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Roseline K. Maney
Name:	Roseline K. Maney
Title:	Vice President

WELLS FARGO BANK, N.A., as Indenture Trustee

By:	/s/ Darron C. Woodus
Name:	Darron C. Woodus
Title:	Assistant Vice President

Agreed to and approved this 23rd day of September, 2008

FINANCIAL GUARANTY INSURANCE COMPANY, as Enhancer

By:	/s/ Ellen Gordon
Name:
Title:

SCHEDULE A

GMAC MORTGAGE, LLC: (Fed Ex or certified mail)

Joe Pensabene

EVP - Chief Servicing Officer

GMAC Mortgage, LLC

Mail Code: 190-FTW-K05

1100 Virginia Drive

Ft. Washington, PA 19034

William Maguire

Director - Investor Reporting

GMAC Mortgage, LLC

Mail Code: 190-FTW-C70

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC Mortgage , LLC

Bond Administration

Mail code: 190-FTW-C65

1100 Virginia Dr.

Fort Washington, PA 19034

Patricia Taylor

Vice President – Securitization Management

GMAC Mortgage, LLC

Mail Code: 190-FTW-A05

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC MORTGAGE, LLC (Email):

Jeff.Demshock@gmacm.com

Dennis.Hagerty@gmacm.com

Kulli.Marotto@gmacm.com

Tamra.Chase@gmacm.com

Patty.Taylor@gmacm.com

WELLS FARGO BANK, N.A.:

Client Services Manager Corporate Trust Services

GMACM Home Equity Loan Trust 2005-HE1

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045-1951

ph: 410-884-2000

fax:410-715-2380

FINANCIAL GUARANTY INSURANCE COMPANY:

Individuals Required to Receive Notice under 7.01(c):

Jeffrey Kert

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3203

Email: Jeffrey.kert@fgic.com

Ellen Gordon

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-2734

Email: ellen.gordon@fgic.com

Diane Westerback

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3446

Email: diane.westerback@fgic.com

Alternate FGIC Contacts (Notice Not Required under 7.01(c):

Marty Joyce

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3029

Email: martin.joyce@fgic.com

Laura Kegg

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3079

Email: laura.kegg@fgic.com

EXECUTION COPY

GMAC MORTGAGE, LLC

as Servicer,

GMACM HOME EQUITY LOAN TRUST 2006-HE1,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to

THE BANK OF NEW YORK TRUST COMPANY, N.A., successor to

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

as Indenture Trustee

AMENDMENT NO. 1

TO

SERVICING AGREEMENT

Dated as of September 23, 2008

THIS AMENDMENT NO. 1 TO SERVICING AGREEMENT dated as of September 23, 2008 (this “Amendment”), is among GMAC Mortgage, LLC, formerly known as GMAC Mortgage Corporation “GMACM”), in its capacity as servicer (in such capacity, the “Servicer”), the GMACM Home Equity Loan Trust 2006-HE1, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Trust Company, N.A., successor to JPMorgan Chase Bank, National Association, in its capacity as indenture trustee (the “Indenture Trustee”). Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings assigned to them in the Servicing Agreement dated as of March 30, 2006, among the Servicer, the Issuer and the Indenture Trustee (the “Servicing Agreement”).

W I T N E S S E T H

WHEREAS, the Servicer, the Issuer and the Indenture Trustee entered into the Servicing Agreement, and the Servicer, the Issuer and the Indenture Trustee desire to amend the Servicing Agreement as set forth herein;

WHEREAS, a Servicing Default has occurred and is continuing under clause (vii) of the definition thereof;

WHEREAS, Section 7.01 of the Servicing Agreement provides that, upon the occurrence of a Servicing Default, the Financial Guaranty Insurance Company (the “Enhancer”) may terminate all the rights and obligations of the Servicer as servicer under the Servicing Agreement;

WHEREAS, in consideration for the Enhancer not exercising its right to terminate immediately GMACM as Servicer as a result of the occurrence of such Servicing Default, the Servicer has agreed to amend the Servicing Agreement as set forth below to provide that from and after the date hereof GMACM shall continue to act as Servicer solely on a term basis of two month terms which are renewable at the election and sole discretion of the Enhancer unless and until otherwise terminated as provided in the Servicing Agreement and subject to the terms of this Amendment;

WHEREAS, Section 8.01 of the Servicing Agreement provides that the Servicing Agreement may be amended by the parties thereto provided that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event; and provided further, that the Enhancer and the Indenture Trustee shall consent to such amendment;

WHEREAS, each Rating Agency has provided a letter to the effect that this Amendment No. 1 will not result in a Rating Event, and by executing this Amendment, each of the Enhancer and the Indenture Trustee has provided its consent to this Amendment No. 1; and

WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Servicer, the Issuer and the Indenture Trustee;

NOW, THEREFORE, the Servicer, the Issuer and the Indenture Trustee hereby agree as follows:

SECTION 1. Amendment.

(a) Section 7.01 of the Servicing Agreement is hereby amended effective as of the date hereof by adding subsection (c) thereto, as follows:

(c) If a Servicing Default shall occur, unless and until the Servicer has been removed as provided in clause (a) of this Section 7.01, the Servicer covenants and agrees to act as the Servicer for a term from the occurrence of the Servicing Default to October 31, 2008, which term may, at the Enhancer’s sole discretion, be extended by written notice to the Issuer, the Indenture Trustee and the Servicer for successive terms of two (2) calendar months each thereafter (a “Servicing Extension Term”). Any such notice by the Enhancer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by facsimile or email to the addresses for the Servicer and the Indenture Trustee set forth in Schedule A attached hereto. Any such notice to the Issuer shall be sent to the address set forth in Section 8.03. The Servicer will, upon the receipt of each such notice of extension from the Enhancer (a “Servicer Extension Notice”) become bound for the duration of the Servicing Extension Term covered by such Servicer Extension Notice to continue as Servicer subject to and in accordance with this Servicing Agreement. If, as of the twentieth (20th) day prior to the last day of any Servicing Extension Term, the Servicer shall not have received any Servicer Extension Notice from the Enhancer, the Servicer shall, within five (5) days thereafter, give written notice of such non-receipt to the Enhancer. Any such notice by the Servicer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by telephone, facsimile or email to the addresses for the Enhancer set forth in Schedule A attached hereto. If no Servicer Extension Notice is received by the Issuer, the Servicer and the Indenture Trustee prior to the last day of the Servicing Extension Term, and provided that no Enhancer Default has occurred and is continuing, then all rights and obligations of the Servicer under the Servicing Agreement shall automatically terminate without any action of any party; and the Indenture Trustee or such other servicer appointed by the Enhancer or by the Indenture Trustee with the consent of the Enhancer shall act as successor Servicer as provided in Section 7.02 hereof. If an Enhancer Default has occurred and is continuing on the last day of a Servicer Extension Term, and no Servicing Extension Notice has been given by the Enhancer to extend such Servicing Extension Term, then an automatic termination of the Servicer shall not occur under this Section 7.01(c), and the Servicing Extension Term shall be deemed to have been extended for so long as an Enhancer Default has occurred and is continuing, and to be further extended to the end of the second month following the month in which all Enhancer Defaults have been cured. Nothing in this Section 7.01(c) shall derogate from or otherwise impair (i) the Enhancer’s right to remove the Servicer pursuant to Section 7.01(a) or any other rights of the Enhancer under this Agreement or (ii) the Servicer’s rights pursuant to Sections 7.01 and 7.02 or any other rights of the Servicer under this Agreement. The Servicer and the Enhancer shall notify each other, the Issuer and the Indenture Trustee in writing of any changes to the contact information set forth on Schedule A. Additionally, upon the written request of GMAC, the Enhancer shall

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confirm that Schedule A contains accurate and up to date information with respect to the name and contact information of current employees of the Enhancer who are responsible for the transactions contemplated by this Amendment.

(b) Section 7.02(a) of the Servicing Agreement is hereby amended effective as of the date of the Amendment by adding the phrase “, fails to receive a Servicer Extension Notice as specified in Section 7.01(c)” after the phrase “Section 7.01” in the first sentence of such Section.

SECTION 2. Effect of Amendment.

Upon execution of this Amendment, the Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties thereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Servicing Agreement (as applicable) for any and all purposes. Except as modified and expressly amended by this Amendment, the Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3. Binding Effect.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, any Securityholder, the Enhancer and each of their respective successors and assigns.

SECTION 4. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 5. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Securities or the rights of the Enhancer, the Securityholders or the Owner Trustee.

SECTION 6. Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

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SECTION 7. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GMAC MORTGAGE, LLC, formerly known as GMAC Mortgage Corporation, as Servicer

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

GMACM HOME EQUITY LOAN TRUST 2006-HE1, as Issuer

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Roseline K. Maney
Name:	Roseline K. Maney
Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to THE BANK OF NEW YORK TRUST COMPANY, N.A., successor to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Keith Richardson
Name:	Keith Richardson
Title:	Vice President

Agreed to and approved this 23rd day of September, 2008

FINANCIAL GUARANTY INSURANCE COMPANY, as Enhancer

By:	/s/ Ellen Gordon
Name:
Title:

SCHEDULE A

GMAC MORTGAGE, LLC: (Fed Ex or certified mail)

Joe Pensabene

EVP - Chief Servicing Officer

GMAC Mortgage, LLC

Mail Code: 190-FTW-K05

1100 Virginia Drive

Ft. Washington, PA 19034

William Maguire

Director - Investor Reporting

GMAC Mortgage, LLC

Mail Code: 190-FTW-C70

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC Mortgage , LLC

Bond Administration

Mail code: 190-FTW-C65

1100 Virginia Dr.

Fort Washington, PA 19034

Patricia Taylor

Vice President – Securitization Management

GMAC Mortgage, LLC

Mail Code: 190-FTW-A05

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC MORTGAGE, LLC (Email):

Jeff.Demshock@gmacm.com

Dennis.Hagerty@gmacm.com

Kulli.Marotto@gmacm.com

Tamra.Chase@gmacm.com

Patty.Taylor@gmacm.com

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.:

Keith R. Richardson

Vice President

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, IL 60602

Telephone: (312) 827-8572

Mobile: (312) 659-4401

Facsimile: (312) 827-8562/3

E-Mail: keith.richardson@bnymellon.com

FINANCIAL GUARANTY INSURANCE COMPANY:

Individuals Required to Receive Notice under 7.01(c):

Jeffrey Kert

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3203

Email: Jeffrey.kert@fgic.com

Ellen Gordon

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-2734

Email: ellen.gordon@fgic.com

Diane Westerback

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3446

Email: diane.westerback@fgic.com

Alternate FGIC Contacts (Notice Not Required under 7.01(c):

Marty Joyce

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3029

Email: martin.joyce@fgic.com

Laura Kegg

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3079

Email: laura.kegg@fgic.com

EXECUTION COPY

GMAC MORTGAGE, LLC

as Servicer,

GMACM HOME EQUITY LOAN TRUST 2006-HE2,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to

THE BANK OF NEW YORK TRUST COMPANY, N.A., successor to

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

as Indenture Trustee

AMENDMENT NO. 1

TO

SERVICING AGREEMENT

Dated as of September 23, 2008

THIS AMENDMENT NO. 1 TO SERVICING AGREEMENT dated as of September 23rd, 2008 (this “Amendment”), is among GMAC Mortgage, LLC, formerly known as GMAC Mortgage Corporation “GMACM”), in its capacity as servicer (in such capacity, the “Servicer”), the GMACM Home Equity Loan Trust 2006-HE2, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Trust Company, N.A., successor to JPMorgan Chase Bank, National Association, in its capacity as indenture trustee (the “Indenture Trustee”). Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings assigned to them in the Servicing Agreement dated as of June 29, 2006, among the Servicer, the Issuer and the Indenture Trustee (the “Servicing Agreement”).

W I T N E S S E T H

WHEREAS, the Servicer, the Issuer and the Indenture Trustee entered into the Servicing Agreement, and the Servicer, the Issuer and the Indenture Trustee desire to amend the Servicing Agreement as set forth herein;

WHEREAS, a Servicing Default has occurred and is continuing under clause (vii) of the definition thereof;

WHEREAS, Section 7.01 of the Servicing Agreement provides that, upon the occurrence of a Servicing Default, the Financial Guaranty Insurance Company (the “Enhancer”) may terminate all the rights and obligations of the Servicer as servicer under the Servicing Agreement;

WHEREAS, in consideration for the Enhancer not exercising its right to terminate immediately GMACM as Servicer as a result of the occurrence of such Servicing Default, the Servicer has agreed to amend the Servicing Agreement as set forth below to provide that from and after the date hereof GMACM shall continue to act as Servicer solely on a term basis of two month terms which are renewable at the election and sole discretion of the Enhancer unless and until otherwise terminated as provided in the Servicing Agreement and subject to the terms of this Amendment;

WHEREAS, Section 8.01 of the Servicing Agreement provides that the Servicing Agreement may be amended by the parties thereto provided that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event; and provided further, that the Enhancer and the Indenture Trustee shall consent to such amendment;

WHEREAS, each Rating Agency has provided a letter to the effect that this Amendment No. 1 will not result in a Rating Event, and by executing this Amendment, each of the Enhancer and the Indenture Trustee has provided its consent to this Amendment No. 1; and

WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Servicer, the Issuer and the Indenture Trustee;

NOW, THEREFORE, the Servicer, the Issuer and the Indenture Trustee hereby agree as follows:

SECTION 1. Amendment.

(a) Section 7.01 of the Servicing Agreement is hereby amended effective as of the date hereof by adding subsection (c) thereto, as follows:

(c) If a Servicing Default shall occur, unless and until the Servicer has been removed as provided in clause (a) of this Section 7.01, the Servicer covenants and agrees to act as the Servicer for a term from the occurrence of the Servicing Default to October 31, 2008, which term may, at the Enhancer’s sole discretion, be extended by written notice to the Issuer, the Indenture Trustee and the Servicer for successive terms of two (2) calendar months each thereafter (a “Servicing Extension Term”). Any such notice by the Enhancer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by facsimile or email to the addresses for the Servicer and the Indenture Trustee set forth in Schedule A attached hereto. Any such notice to the Issuer shall be sent to the address set forth in Section 8.03. The Servicer will, upon the receipt of each such notice of extension from the Enhancer (a “Servicer Extension Notice”) become bound for the duration of the Servicing Extension Term covered by such Servicer Extension Notice to continue as Servicer subject to and in accordance with this Servicing Agreement. If, as of the twentieth (20th) day prior to the last day of any Servicing Extension Term, the Servicer shall not have received any Servicer Extension Notice from the Enhancer, the Servicer shall, within five (5) days thereafter, give written notice of such non-receipt to the Enhancer. Any such notice by the Servicer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by telephone, facsimile or email to the addresses for the Enhancer set forth in Schedule A attached hereto. If no Servicer Extension Notice is received by the Issuer, the Servicer and the Indenture Trustee prior to the last day of the Servicing Extension Term, and provided that no Enhancer Default has occurred and is continuing, then all rights and obligations of the Servicer under the Servicing Agreement shall automatically terminate without any action of any party; and the Indenture Trustee or such other servicer appointed by the Enhancer or by the Indenture Trustee with the consent of the Enhancer shall act as successor Servicer as provided in Section 7.02 hereof. If an Enhancer Default has occurred and is continuing on the last day of a Servicer Extension Term, and no Servicing Extension Notice has been given by the Enhancer to extend such Servicing Extension Term, then an automatic termination of the Servicer shall not occur under this Section 7.01(c), and the Servicing Extension Term shall be deemed to have been extended for so long as an Enhancer Default has occurred and is continuing, and to be further extended to the end of the second month following the month in which all Enhancer Defaults have been cured. Nothing in this Section 7.01(c) shall derogate from or otherwise impair (i) the Enhancer’s right to remove the Servicer pursuant to Section 7.01(a) or any other rights of the Enhancer under this Agreement or (ii) the Servicer’s rights pursuant to Sections 7.01 and 7.02 or any other rights of the Servicer under this Agreement. The Servicer and the Enhancer shall notify each other, the Issuer and the Indenture Trustee in writing of any changes to the contact information set forth on Schedule A. Additionally, upon the written request of GMAC, the Enhancer shall

2

confirm that Schedule A contains accurate and up to date information with respect to the name and contact information of current employees of the Enhancer who are responsible for the transactions contemplated by this Amendment.

(b) Section 7.02(a) of the Servicing Agreement is hereby amended effective as of the date of the Amendment by adding the phrase “, fails to receive a Servicer Extension Notice as specified in Section 7.01(c)” after the phrase “Section 7.01” in the first sentence of such Section.

SECTION 2. Effect of Amendment.

Upon execution of this Amendment, the Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties thereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Servicing Agreement (as applicable) for any and all purposes. Except as modified and expressly amended by this Amendment, the Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3. Binding Effect.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, any Securityholder, the Enhancer and each of their respective successors and assigns.

SECTION 4. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 5. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Securities or the rights of the Enhancer, the Securityholders or the Owner Trustee.

SECTION 6. Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

3

SECTION 7. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GMAC MORTGAGE, LLC, formerly known
as GMAC Mortgage Corporation, as Servicer

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

GMACM HOME EQUITY LOAN TRUST 2006-HE2, as Issuer

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Roseline K. Maney
Name:	Roseline K. Maney
Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to THE BANK OF NEW YORK TRUST COMPANY, N.A., successor to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Keith Richardson
Name:	Keith Richardson
Title:	Vice President

Agreed to and approved this 23rd day of September, 2008

FINANCIAL GUARANTY INSURANCE COMPANY, as Enhancer

By:	/s/ Ellen Gordon
Name:
Title:

SCHEDULE A

GMAC MORTGAGE, LLC: (Fed Ex or certified mail)

Joe Pensabene

EVP - Chief Servicing Officer

GMAC Mortgage, LLC

Mail Code: 190-FTW-K05

1100 Virginia Drive

Ft. Washington, PA 19034

William Maguire

Director - Investor Reporting

GMAC Mortgage, LLC

Mail Code: 190-FTW-C70

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC Mortgage , LLC

Bond Administration

Mail code: 190-FTW-C65

1100 Virginia Dr.

Fort Washington, PA 19034

Patricia Taylor

Vice President – Securitization Management

GMAC Mortgage, LLC

Mail Code: 190-FTW-A05

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC MORTGAGE, LLC (Email):

Jeff.Demshock@gmacm.com

Dennis.Hagerty@gmacm.com

Kulli.Marotto@gmacm.com

Tamra.Chase@gmacm.com

Patty.Taylor@gmacm.com

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.:

Keith R. Richardson

Vice President

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, IL 60602

Telephone: (312) 827-8572

Mobile: (312) 659-4401

Facsimile: (312) 827-8562/3

E-Mail: keith.richardson@bnymellon.com

FINANCIAL GUARANTY INSURANCE COMPANY:

Individuals Required to Receive Notice under 7.01(c):

Jeffrey Kert

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3203

Email: Jeffrey.kert@fgic.com

Ellen Gordon

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-2734

Email: ellen.gordon@fgic.com

Diane Westerback

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3446

Email: diane.westerback@fgic.com

Alternate FGIC Contacts (Notice Not Required under 7.01(c):

Marty Joyce

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3029

Email: martin.joyce@fgic.com

Laura Kegg

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3079

Email: laura.kegg@fgic.com

EXECUTION COPY

GMAC MORTGAGE, LLC

as Servicer,

GMACM HOME EQUITY LOAN TRUST 2006-HE3,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to

THE BANK OF NEW YORK TRUST COMPANY, N.A., successor to

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

as Indenture Trustee

AMENDMENT NO. 1

TO

SERVICING AGREEMENT

Dated as of September 23, 2008

THIS AMENDMENT NO. 1 TO SERVICING AGREEMENT dated as of September 23, 2008 (this “Amendment”), is among GMAC Mortgage, LLC, formerly known as GMAC Mortgage Corporation “GMACM”), in its capacity as servicer (in such capacity, the “Servicer”), the GMACM Home Equity Loan Trust 2006-HE3, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Trust Company, N.A., successor to JPMorgan Chase Bank, National Association, in its capacity as indenture trustee (the “Indenture Trustee”). Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings assigned to them in the Servicing Agreement dated as of August 30, 2006, among the Servicer, the Issuer and the Indenture Trustee (the “Servicing Agreement”).

W I T N E S S E T H

WHEREAS, the Servicer, the Issuer and the Indenture Trustee entered into the Servicing Agreement, and the Servicer, the Issuer and the Indenture Trustee desire to amend the Servicing Agreement as set forth herein;

WHEREAS, a Servicing Default has occurred and is continuing under clause (vii) of the definition thereof;

WHEREAS, Section 7.01 of the Servicing Agreement provides that, upon the occurrence of a Servicing Default, the Financial Guaranty Insurance Company (the “Enhancer”) may terminate all the rights and obligations of the Servicer as servicer under the Servicing Agreement;

WHEREAS, in consideration for the Enhancer not exercising its right to terminate immediately GMACM as Servicer as a result of the occurrence of such Servicing Default, the Servicer has agreed to amend the Servicing Agreement as set forth below to provide that from and after the date hereof GMACM shall continue to act as Servicer solely on a term basis of two month terms which are renewable at the election and sole discretion of the Enhancer unless and until otherwise terminated as provided in the Servicing Agreement and subject to the terms of this Amendment;

WHEREAS, Section 8.01 of the Servicing Agreement provides that the Servicing Agreement may be amended by the parties thereto provided that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event; and provided further, that the Enhancer and the Indenture Trustee shall consent to such amendment;

WHEREAS, each Rating Agency has provided a letter to the effect that this Amendment No. 1 will not result in a Rating Event, and by executing this Amendment, each of the Enhancer and the Indenture Trustee has provided its consent to this Amendment No. 1; and

WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Servicer, the Issuer and the Indenture Trustee;

NOW, THEREFORE, the Servicer, the Issuer and the Indenture Trustee hereby agree as follows:

SECTION 1. Amendment.

(a) Section 7.01 of the Servicing Agreement is hereby amended effective as of the date hereof by adding subsection (c) thereto, as follows:

(c) If a Servicing Default shall occur, unless and until the Servicer has been removed as provided in clause (a) of this Section 7.01, the Servicer covenants and agrees to act as the Servicer for a term from the occurrence of the Servicing Default to October 31, 2008, which term may, at the Enhancer’s sole discretion, be extended by written notice to the Issuer, the Indenture Trustee and the Servicer for successive terms of two (2) calendar months each thereafter (a “Servicing Extension Term”). Any such notice by the Enhancer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by facsimile or email to the addresses for the Servicer and the Indenture Trustee set forth in Schedule A attached hereto. Any such notice to the Issuer shall be sent to the address set forth in Section 8.03. The Servicer will, upon the receipt of each such notice of extension from the Enhancer (a “Servicer Extension Notice”) become bound for the duration of the Servicing Extension Term covered by such Servicer Extension Notice to continue as Servicer subject to and in accordance with this Servicing Agreement. If, as of the twentieth (20th) day prior to the last day of any Servicing Extension Term, the Servicer shall not have received any Servicer Extension Notice from the Enhancer, the Servicer shall, within five (5) days thereafter, give written notice of such non-receipt to the Enhancer. Any such notice by the Servicer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by telephone, facsimile or email to the addresses for the Enhancer set forth in Schedule A attached hereto. If no Servicer Extension Notice is received by the Issuer, the Servicer and the Indenture Trustee prior to the last day of the Servicing Extension Term, and provided that no Enhancer Default has occurred and is continuing, then all rights and obligations of the Servicer under the Servicing Agreement shall automatically terminate without any action of any party; and the Indenture Trustee or such other servicer appointed by the Enhancer or by the Indenture Trustee with the consent of the Enhancer shall act as successor Servicer as provided in Section 7.02 hereof. If an Enhancer Default has occurred and is continuing on the last day of a Servicer Extension Term, and no Servicing Extension Notice has been given by the Enhancer to extend such Servicing Extension Term, then an automatic termination of the Servicer shall not occur under this Section 7.01(c), and the Servicing Extension Term shall be deemed to have been extended for so long as an Enhancer Default has occurred and is continuing, and to be further extended to the end of the second month following the month in which all Enhancer Defaults have been cured. Nothing in this Section 7.01(c) shall derogate from or otherwise impair (i) the Enhancer’s right to remove the Servicer pursuant to Section 7.01(a) or any other rights of the Enhancer under this Agreement or (ii) the Servicer’s rights pursuant to Sections 7.01 and 7.02 or any other rights of the Servicer under this Agreement. The Servicer and the Enhancer shall notify each other, the Issuer and the Indenture Trustee in writing of any changes to the contact information set forth on Schedule A. Additionally, upon the written request of GMAC, the Enhancer shall confirm that Schedule A contains accurate and up to date information with respect to the name and contact information of current employees of the Enhancer who are responsible for the transactions contemplated by this Amendment.

2

(b) Section 7.02(a) of the Servicing Agreement is hereby amended effective as of the date of the Amendment by adding the phrase “, fails to receive a Servicer Extension Notice as specified in Section 7.01(c)” after the phrase “Section 7.01” in the first sentence of such Section.

SECTION 2. Effect of Amendment.

Upon execution of this Amendment, the Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties thereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Servicing Agreement (as applicable) for any and all purposes. Except as modified and expressly amended by this Amendment, the Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3. Binding Effect.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, any Securityholder, the Enhancer and each of their respective successors and assigns.

SECTION 4. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 5. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Securities or the rights of the Enhancer, the Securityholders or the Owner Trustee.

SECTION 6. Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 7. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

3

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GMAC MORTGAGE, LLC, formerly known
as GMAC Mortgage Corporation, as Servicer

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

GMACM HOME EQUITY LOAN TRUST 2006-HE3, as Issuer

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Roseline K. Maney
Name:	Roseline K. Maney
Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to THE BANK OF NEW YORK TRUST COMPANY, N.A., successor to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Keith Richardson
Name:	Keith Richardson
Title:	Vice President

Agreed to and approved this 23rd day of September, 2008

FINANCIAL GUARANTY INSURANCE COMPANY, as Enhancer

By:	/s/ Ellen Gordon
Name:
Title:

SCHEDULE A

GMAC MORTGAGE, LLC: (Fed Ex or certified mail)

Joe Pensabene

EVP - Chief Servicing Officer

GMAC Mortgage, LLC

Mail Code: 190-FTW-K05

1100 Virginia Drive

Ft. Washington, PA 19034

William Maguire

Director - Investor Reporting

GMAC Mortgage, LLC

Mail Code: 190-FTW-C70

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC Mortgage , LLC

Bond Administration

Mail code: 190-FTW-C65

1100 Virginia Dr.

Fort Washington, PA 19034

Patricia Taylor

Vice President – Securitization Management

GMAC Mortgage, LLC

Mail Code: 190-FTW-A05

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC MORTGAGE, LLC (Email):

Jeff.Demshock@gmacm.com

Dennis.Hagerty@gmacm.com

Kulli.Marotto@gmacm.com

Tamra.Chase@gmacm.com

Patty.Taylor@gmacm.com

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.:

Keith R. Richardson

Vice President

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, IL 60602

Telephone: (312) 827-8572

Mobile: (312) 659-4401

Facsimile: (312) 827-8562/3

E-Mail: keith.richardson@bnymellon.com

FINANCIAL GUARANTY INSURANCE COMPANY:

Individuals Required to Receive Notice under 7.01(c):

Jeffrey Kert

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3203

Email: Jeffrey.kert@fgic.com

Ellen Gordon

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-2734

Email: ellen.gordon@fgic.com

Diane Westerback

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3446

Email: diane.westerback@fgic.com

Alternate FGIC Contacts (Notice Not Required under 7.01(c):

Marty Joyce

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3029

Email: martin.joyce@fgic.com

Laura Kegg

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3079

Email: laura.kegg@fgic.com

EXECUTION COPY

GMAC MORTGAGE, LLC

as Servicer,

GMACM HOME EQUITY LOAN TRUST 2006-HE5,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to

THE BANK OF NEW YORK TRUST COMPANY, N.A.

as Indenture Trustee

AMENDMENT NO. 1

TO

SERVICING AGREEMENT

Dated as of September 23, 2008

THIS AMENDMENT NO. 1 TO SERVICING AGREEMENT dated as of September 23, 2008 (this “Amendment”), is among GMAC Mortgage, LLC, formerly known as GMAC Mortgage Corporation “GMACM”), in its capacity as servicer (in such capacity, the “Servicer”), the GMACM Home Equity Loan Trust 2006-HE5, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Trust Company, N.A., in its capacity as indenture trustee (the “Indenture Trustee”). Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings assigned to them in the Servicing Agreement dated as of November 29, 2006, among the Servicer, the Issuer and the Indenture Trustee (the “Servicing Agreement”).

W I T N E S S E T H

WHEREAS, the Servicer, the Issuer and the Indenture Trustee entered into the Servicing Agreement, and the Servicer, the Issuer and the Indenture Trustee desire to amend the Servicing Agreement as set forth herein;

WHEREAS, a Servicing Default has occurred and is continuing under clause (vii) of the definition thereof;

WHEREAS, Section 7.01 of the Servicing Agreement provides that, upon the occurrence of a Servicing Default, the Financial Guaranty Insurance Company (the “Enhancer”) may terminate all the rights and obligations of the Servicer as servicer under the Servicing Agreement;

WHEREAS, in consideration for the Enhancer not exercising its right to terminate immediately GMACM as Servicer as a result of the occurrence of such Servicing Default, the Servicer has agreed to amend the Servicing Agreement as set forth below to provide that from and after the date hereof GMACM shall continue to act as Servicer solely on a term basis of two month terms which are renewable at the election and sole discretion of the Enhancer unless and until otherwise terminated as provided in the Servicing Agreement and subject to the terms of this Amendment;

WHEREAS, Section 8.01 of the Servicing Agreement provides that the Servicing Agreement may be amended by the parties thereto provided that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event; and provided further, that the Enhancer and the Indenture Trustee shall consent to such amendment;

WHEREAS, each Rating Agency has provided a letter to the effect that this Amendment No. 1 will not result in a Rating Event, and by executing this Amendment, each of the Enhancer and the Indenture Trustee has provided its consent to this Amendment No. 1; and

WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Servicer, the Issuer and the Indenture Trustee;

NOW, THEREFORE, the Servicer, the Issuer and the Indenture Trustee hereby agree as follows:

SECTION 1. Amendment.

(a) Section 7.01 of the Servicing Agreement is hereby amended effective as of the date hereof by adding subsection (c) thereto, as follows:

(c) If a Servicing Default shall occur, unless and until the Servicer has been removed as provided in clause (a) of this Section 7.01, the Servicer covenants and agrees to act as the Servicer for a term from the occurrence of the Servicing Default to October 31, 2008, which term may, at the Enhancer’s sole discretion, be extended by written notice to the Issuer, the Indenture Trustee and the Servicer for successive terms of two (2) calendar months each thereafter (a “Servicing Extension Term”). Any such notice by the Enhancer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by facsimile or email to the addresses for the Servicer and the Indenture Trustee set forth in Schedule A attached hereto. Any such notice to the Issuer shall be sent to the address set forth in Section 8.03. The Servicer will, upon the receipt of each such notice of extension from the Enhancer (a “Servicer Extension Notice”) become bound for the duration of the Servicing Extension Term covered by such Servicer Extension Notice to continue as Servicer subject to and in accordance with this Servicing Agreement. If, as of the twentieth (20th) day prior to the last day of any Servicing Extension Term, the Servicer shall not have received any Servicer Extension Notice from the Enhancer, the Servicer shall, within five (5) days thereafter, give written notice of such non-receipt to the Enhancer. Any such notice by the Servicer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by telephone, facsimile or email to the addresses for the Enhancer set forth in Schedule A attached hereto. If no Servicer Extension Notice is received by the Issuer, the Servicer and the Indenture Trustee prior to the last day of the Servicing Extension Term, and provided that no Enhancer Default has occurred and is continuing, then all rights and obligations of the Servicer under the Servicing Agreement shall automatically terminate without any action of any party; and the Indenture Trustee or such other servicer appointed by the Enhancer or by the Indenture Trustee with the consent of the Enhancer shall act as successor Servicer as provided in Section 7.02 hereof. If an Enhancer Default has occurred and is continuing on the last day of a Servicer Extension Term, and no Servicing Extension Notice has been given by the Enhancer to extend such Servicing Extension Term, then an automatic termination of the Servicer shall not occur under this Section 7.01(c), and the Servicing Extension Term shall be deemed to have been extended for so long as an Enhancer Default has occurred and is continuing, and to be further extended to the end of the second month following the month in which all Enhancer Defaults have been cured. Nothing in this Section 7.01(c) shall derogate from or otherwise impair (i) the Enhancer’s right to remove the Servicer pursuant to Section 7.01(a) or any other rights of the Enhancer under this Agreement or (ii) the Servicer’s rights pursuant to Sections 7.01 and 7.02 or any other rights of the Servicer under this Agreement. The Servicer and the Enhancer shall notify each other, the Issuer and the Indenture Trustee in writing of any changes to the contact information set forth on Schedule A. Additionally, upon the written request of GMAC, the Enhancer shall

2

confirm that Schedule A contains accurate and up to date information with respect to the name and contact information of current employees of the Enhancer who are responsible for the transactions contemplated by this Amendment.

(b) Section 7.02(a) of the Servicing Agreement is hereby amended effective as of the date of the Amendment by adding the phrase “, fails to receive a Servicer Extension Notice as specified in Section 7.01(c)” after the phrase “Section 7.01” in the first sentence of such Section.

SECTION 2. Effect of Amendment.

Upon execution of this Amendment, the Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties thereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Servicing Agreement (as applicable) for any and all purposes. Except as modified and expressly amended by this Amendment, the Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3. Binding Effect.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, any Securityholder, the Enhancer and each of their respective successors and assigns.

SECTION 4. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 5. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Securities or the rights of the Enhancer, the Securityholders or the Owner Trustee.

SECTION 6. Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

3

SECTION 7. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GMAC MORTGAGE, LLC, formerly known as GMAC Mortgage Corporation, as Servicer

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

GMACM HOME EQUITY LOAN TRUST 2006-HE5, as Issuer

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Roseline K. Maney
Name:	Roseline K. Maney
Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to THE BANK OF NEW YORK TRUST COMPANY, N.A., as Indenture Trustee

By:	/s/ Keith Richardson
Name:	Keith Richardson
Title:	Vice President

Agreed to and approved this 23rd day of September, 2008

FINANCIAL GUARANTY INSURANCE COMPANY, as Enhancer

By:	/s/ Ellen Gordon
Name:
Title:

SCHEDULE A

GMAC MORTGAGE, LLC: (Fed Ex or certified mail)

Joe Pensabene

EVP - Chief Servicing Officer

GMAC Mortgage, LLC

Mail Code: 190-FTW-K05

1100 Virginia Drive

Ft. Washington, PA 19034

William Maguire

Director - Investor Reporting

GMAC Mortgage, LLC

Mail Code: 190-FTW-C70

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC Mortgage , LLC

Bond Administration

Mail code: 190-FTW-C65

1100 Virginia Dr.

Fort Washington, PA 19034

Patricia Taylor

Vice President – Securitization Management

GMAC Mortgage, LLC

Mail Code: 190-FTW-A05

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC MORTGAGE, LLC (Email):

Jeff.Demshock@gmacm.com

Dennis.Hagerty@gmacm.com

Kulli.Marotto@gmacm.com

Tamra.Chase@gmacm.com

Patty.Taylor@gmacm.com

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.:

Keith R. Richardson

Vice President

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, IL 60602

Telephone: (312) 827-8572

Mobile: (312) 659-4401

Facsimile: (312) 827-8562/3

E-Mail: keith.richardson@bnymellon.com

FINANCIAL GUARANTY INSURANCE COMPANY:

Individuals Required to Receive Notice under 7.01(c):

Jeffrey Kert

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3203

Email: Jeffrey.kert@fgic.com

Ellen Gordon

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-2734

Email: ellen.gordon@fgic.com

Diane Westerback

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3446

Email: diane.westerback@fgic.com

Alternate FGIC Contacts (Notice Not Required under 7.01(c):

Marty Joyce

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3029

Email: martin.joyce@fgic.com

Laura Kegg

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3079

Email: laura.kegg@fgic.com

EXECUTION COPY

GMAC MORTGAGE, LLC

as Servicer,

GMACM HOME EQUITY LOAN TRUST 2006-HLTV1,

as Issuer and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to

THE BANK OF NEW YORK TRUST COMPANY, N.A., successor to

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

AMENDMENT NO. 1

TO

SERVICING AGREEMENT

Dated as of September 23, 2008

THIS AMENDMENT NO. 1 TO SERVICING AGREEMENT dated as of September 23, 2008 (this “Amendment”), is among GMAC Mortgage, LLC, formerly known as GMAC Mortgage Corporation “GMACM”), in its capacity as servicer (in such capacity, the “Servicer”), the GMACM Home Equity Loan Trust 2006-HLTV1, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Trust Company, N.A., successor to JPMorgan Chase Bank, National Association, in its capacity as indenture trustee (the “Indenture Trustee”). Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings assigned to them in the Servicing Agreement dated as of March 30, 2006, among the Servicer, the Issuer and the Indenture Trustee (the “Servicing Agreement”).

W I T N E S S E T H

WHEREAS, the Servicer, the Issuer and the Indenture Trustee entered into the Servicing Agreement, and the Servicer, the Issuer and the Indenture Trustee desire to amend the Servicing Agreement as set forth herein;

WHEREAS, a Servicing Default has occurred and is continuing under clause (vii) of the definition thereof;

WHEREAS, Section 7.01 of the Servicing Agreement provides that, upon the occurrence of a Servicing Default, the Financial Guaranty Insurance Company (the “Enhancer”) may terminate all the rights and obligations of the Servicer as servicer under the Servicing Agreement;

WHEREAS, in consideration for the Enhancer not exercising its right to terminate immediately GMACM as Servicer as a result of the occurrence of such Servicing Default, the Servicer has agreed to amend the Servicing Agreement as set forth below to provide that from and after the date hereof GMACM shall continue to act as Servicer solely on a term basis of two month terms which are renewable at the election and sole discretion of the Enhancer unless and until otherwise terminated as provided in the Servicing Agreement and subject to the terms of this Amendment;

WHEREAS, Section 8.01 of the Servicing Agreement provides that the Servicing Agreement may be amended by the parties thereto provided that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event; and provided further, that the Enhancer and the Indenture Trustee shall consent to such amendment;

WHEREAS, each Rating Agency has provided a letter to the effect that this Amendment No. 1 will not result in a Rating Event, and by executing this Amendment, each of the Enhancer and the Indenture Trustee has provided its consent to this Amendment No. 1; and

WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Servicer, the Issuer and the Indenture Trustee;

NOW, THEREFORE, the Servicer, the Issuer and the Indenture Trustee hereby agree as follows:

SECTION 1. Amendment.

(a) Section 7.01 of the Servicing Agreement is hereby amended effective as of the date hereof by adding subsection (c) thereto, as follows:

(c) If a Servicing Default shall occur, unless and until the Servicer has been removed as provided in clause (a) of this Section 7.01, the Servicer covenants and agrees to act as the Servicer for a term from the occurrence of the Servicing Default to October 31, 2008, which term may, at the Enhancer’s sole discretion, be extended by written notice to the Issuer, the Indenture Trustee and the Servicer for successive terms of two (2) calendar months each thereafter (a “Servicing Extension Term”). Any such notice by the Enhancer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by facsimile or email to the addresses for the Servicer and the Indenture Trustee set forth in Schedule A attached hereto. Any such notice to the Issuer shall be sent to the address set forth in Section 8.03. The Servicer will, upon the receipt of each such notice of extension from the Enhancer (a “Servicer Extension Notice”) become bound for the duration of the Servicing Extension Term covered by such Servicer Extension Notice to continue as Servicer subject to and in accordance with this Servicing Agreement. If, as of the twentieth (20th) day prior to the last day of any Servicing Extension Term, the Servicer shall not have received any Servicer Extension Notice from the Enhancer, the Servicer shall, within five (5) days thereafter, give written notice of such non-receipt to the Enhancer. Any such notice by the Servicer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by telephone, facsimile or email to the addresses for the Enhancer set forth in Schedule A attached hereto. If no Servicer Extension Notice is received by the Issuer, the Servicer and the Indenture Trustee prior to the last day of the Servicing Extension Term, and provided that no Enhancer Default has occurred and is continuing, then all rights and obligations of the Servicer under the Servicing Agreement shall automatically terminate without any action of any party; and the Indenture Trustee or such other servicer appointed by the Enhancer or by the Indenture Trustee with the consent of the Enhancer shall act as successor Servicer as provided in Section 7.02 hereof. If an Enhancer Default has occurred and is continuing on the last day of a Servicer Extension Term, and no Servicing Extension Notice has been given by the Enhancer to extend such Servicing Extension Term, then an automatic termination of the Servicer shall not occur under this Section 7.01(c), and the Servicing Extension Term shall be deemed to have been extended for so long as an Enhancer Default has occurred and is continuing, and to be further extended to the end of the second month following the month in which all Enhancer Defaults have been cured. Nothing in this Section 7.01(c) shall derogate from or otherwise impair (i) the Enhancer’s right to remove the Servicer pursuant to Section 7.01(a) or any other rights of the Enhancer under this Agreement or (ii) the Servicer’s rights pursuant to Sections 7.01 and 7.02 or any other rights of the Servicer under this Agreement. The Servicer and the Enhancer shall notify each other, the Issuer and the Indenture Trustee in writing of any changes to the contact information set forth on Schedule A. Additionally, upon the written request of GMAC, the Enhancer shall

2

confirm that Schedule A contains accurate and up to date information with respect to the name and contact information of current employees of the Enhancer who are responsible for the transactions contemplated by this Amendment.

(b) Section 7.02(a) of the Servicing Agreement is hereby amended effective as of the date of the Amendment by adding the phrase “, fails to receive a Servicer Extension Notice as specified in Section 7.01(c)” after the phrase “Section 7.01” in the first sentence of such Section.

SECTION 2. Effect of Amendment.

Upon execution of this Amendment, the Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties thereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Servicing Agreement (as applicable) for any and all purposes. Except as modified and expressly amended by this Amendment, the Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3. Binding Effect.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, any Securityholder, the Enhancer and each of their respective successors and assigns.

SECTION 4. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 5. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Securities or the rights of the Enhancer, the Securityholders or the Owner Trustee.

SECTION 6. Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

3

SECTION 7. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GMAC MORTGAGE, LLC, formerly known as GMAC Mortgage Corporation, as Servicer

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

GMACM HOME EQUITY LOAN TRUST 2006-HLTV1, as Issuer

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Roseline K. Maney
Name:	Roseline K. Maney
Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to THE BANK OF NEW YORK TRUST COMPANY, N.A., successor to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Keith Richardson
Name:	Keith Richardson
Title:	Vice President

Agreed to and approved this 23rd day of September, 2008

FINANCIAL GUARANTY INSURANCE COMPANY, as Enhancer

By:	/s/ Ellen Gordon
Name:
Title:

SCHEDULE A

GMAC MORTGAGE, LLC: (Fed Ex or certified mail)

Joe Pensabene

EVP - Chief Servicing Officer

GMAC Mortgage, LLC

Mail Code: 190-FTW-K05

1100 Virginia Drive

Ft. Washington, PA 19034

William Maguire

Director - Investor Reporting

GMAC Mortgage, LLC

Mail Code: 190-FTW-C70

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC Mortgage , LLC

Bond Administration

Mail code: 190-FTW-C65

1100 Virginia Dr.

Fort Washington, PA 19034

Patricia Taylor

Vice President - Securitization Management

GMAC Mortgage, LLC

Mail Code: 190-FTW-A05

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC MORTGAGE, LLC (Email):

Jeff.Demshock@gmacm.com

Dennis.Hagerty@gmacm.com

Kulli.Marotto@gmacm.com

Tamra.Chase@gmacm.com

Patty.Taylor@gmacm.com

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.:

Keith R. Richardson

Vice President

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, IL 60602

Telephone: (312) 827-8572

Mobile: (312) 659-4401

Facsimile: (312) 827-8562/3

E-Mail: keith.richardson@bnymellon.com

FINANCIAL GUARANTY INSURANCE COMPANY:

Individuals Required to Receive Notice under 7.01(c):

Jeffrey Kert

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3203

Email: Jeffrey.kert@fgic.com

Ellen Gordon

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-2734

Email: ellen.gordon@fgic.com

Diane Westerback

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3446

Email: diane.westerback@fgic.com

Alternate FGIC Contacts (Notice Not Required under 7.01(c):

Marty Joyce

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3029

Email: martin.joyce@fgic.com

Laura Kegg

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3079

Email: laura.kegg@fgic.com

EXECUTION COPY

GMAC MORTGAGE, LLC

as Servicer,

GMACM HOME EQUITY LOAN TRUST 2007-HE2,

as Issuer and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to

THE BANK OF NEW YORK TRUST COMPANY, N.A.

as Indenture Trustee

AMENDMENT NO. 1

TO

SERVICING AGREEMENT

Dated as of September 23, 2008

THIS AMENDMENT NO. 1 TO SERVICING AGREEMENT dated as of September 23, 2008 (this “Amendment”), is among GMAC Mortgage, LLC, formerly known as GMAC Mortgage Corporation “GMACM”), in its capacity as servicer (in such capacity, the “Servicer”), the GMACM Home Equity Loan Trust 2007-HE2, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Trust Company, N.A., in its capacity as indenture trustee (the “Indenture Trustee”). Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings assigned to them in the Servicing Agreement dated as of June 28, 2007, among the Servicer, the Issuer and the Indenture Trustee (the “Servicing Agreement”).

W I T N E S S E T H

WHEREAS, the Servicer, the Issuer and the Indenture Trustee entered into the Servicing Agreement, and the Servicer, the Issuer and the Indenture Trustee desire to amend the Servicing Agreement as set forth herein;

WHEREAS, a Servicing Default has occurred and is continuing under clause (vii) of the definition thereof;

WHEREAS, Section 7.01 of the Servicing Agreement provides that, upon the occurrence of a Servicing Default, the Financial Guaranty Insurance Company (the “Enhancer”) may terminate all the rights and obligations of the Servicer as servicer under the Servicing Agreement;

WHEREAS, in consideration for the Enhancer not exercising its right to terminate immediately GMACM as Servicer as a result of the occurrence of such Servicing Default, the Servicer has agreed to amend the Servicing Agreement as set forth below to provide that from and after the date hereof GMACM shall continue to act as Servicer solely on a term basis of two month terms which are renewable at the election and sole discretion of the Enhancer unless and until otherwise terminated as provided in the Servicing Agreement and subject to the terms of this Amendment;

WHEREAS, Section 8.01 of the Servicing Agreement provides that the Servicing Agreement may be amended by the parties thereto provided that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event; and provided further, that the Enhancer and the Indenture Trustee shall consent to such amendment;

WHEREAS, each Rating Agency has provided a letter to the effect that this Amendment No. 1 will not result in a Rating Event, and by executing this Amendment, each of the Enhancer and the Indenture Trustee has provided its consent to this Amendment No. 1; and

WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Servicer, the Issuer and the Indenture Trustee;

NOW, THEREFORE, the Servicer, the Issuer and the Indenture Trustee hereby agree as follows:

SECTION 1. Amendment.

(a) Section 7.01 of the Servicing Agreement is hereby amended effective as of the date hereof by adding subsection (c) thereto, as follows:

(c) If a Servicing Default shall occur, unless and until the Servicer has been removed as provided in clause (a) of this Section 7.01, the Servicer covenants and agrees to act as the Servicer for a term from the occurrence of the Servicing Default to October 31, 2008, which term may, at the Enhancer’s sole discretion, be extended by written notice to the Issuer, the Indenture Trustee and the Servicer for successive terms of two (2) calendar months each thereafter (a “Servicing Extension Term”). Any such notice by the Enhancer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by facsimile or email to the addresses for the Servicer and the Indenture Trustee set forth in Schedule A attached hereto. Any such notice to the Issuer shall be sent to the address set forth in Section 8.03. The Servicer will, upon the receipt of each such notice of extension from the Enhancer (a “Servicer Extension Notice”) become bound for the duration of the Servicing Extension Term covered by such Servicer Extension Notice to continue as Servicer subject to and in accordance with this Servicing Agreement. If, as of the twentieth (20th) day prior to the last day of any Servicing Extension Term, the Servicer shall not have received any Servicer Extension Notice from the Enhancer, the Servicer shall, within five (5) days thereafter, give written notice of such non-receipt to the Enhancer. Any such notice by the Servicer shall be in writing and shall be sent via Federal Express or certified mail, return receipt requested and also by telephone, facsimile or email to the addresses for the Enhancer set forth in Schedule A attached hereto. If no Servicer Extension Notice is received by the Issuer, the Servicer and the Indenture Trustee prior to the last day of the Servicing Extension Term, and provided that no Enhancer Default has occurred and is continuing, then all rights and obligations of the Servicer under the Servicing Agreement shall automatically terminate without any action of any party; and the Indenture Trustee or such other servicer appointed by the Enhancer or by the Indenture Trustee with the consent of the Enhancer shall act as successor Servicer as provided in Section 7.02 hereof. If an Enhancer Default has occurred and is continuing on the last day of a Servicer Extension Term, and no Servicing Extension Notice has been given by the Enhancer to extend such Servicing Extension Term, then an automatic termination of the Servicer shall not occur under this Section 7.01(c), and the Servicing Extension Term shall be deemed to have been extended for so long as an Enhancer Default has occurred and is continuing, and to be further extended to the end of the second month following the month in which all Enhancer Defaults have been cured. Nothing in this Section 7.01(c) shall derogate from or otherwise impair (i) the Enhancer’s right to remove the Servicer pursuant to Section 7.01(a) or any other rights of the Enhancer under this Agreement or (ii) the Servicer’s rights pursuant to Sections 7.01 and 7.02 or any other rights of the Servicer under this Agreement. The Servicer and the Enhancer shall notify each other, the Issuer and the Indenture Trustee in writing of any changes to the contact information set forth on Schedule A. Additionally, upon the written request of GMAC, the Enhancer shall

2

confirm that Schedule A contains accurate and up to date information with respect to the name and contact information of current employees of the Enhancer who are responsible for the transactions contemplated by this Amendment.

(b) Section 7.02(a) of the Servicing Agreement is hereby amended effective as of the date of the Amendment by adding the phrase “, fails to receive a Servicer Extension Notice as specified in Section 7.01(c)” after the phrase “Section 7.01” in the first sentence of such Section.

SECTION 2. Effect of Amendment.

Upon execution of this Amendment, the Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties thereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Servicing Agreement (as applicable) for any and all purposes. Except as modified and expressly amended by this Amendment, the Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3. Binding Effect.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, any Securityholder, the Enhancer and each of their respective successors and assigns.

SECTION 4. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 5. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Securities or the rights of the Enhancer, the Securityholders or the Owner Trustee.

SECTION 6. Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

3

SECTION 7. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GMAC MORTGAGE, LLC, formerly known as GMAC Mortgage Corporation, as Servicer

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

GMACM HOME EQUITY LOAN TRUST 2007-HE2, as Issuer

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Roseline K. Maney
Name:	Roseline K. Maney
Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., successor to THE BANK OF NEW YORK TRUST COMPANY, N.A., as Indenture Trustee

By:	/s/ Keith Richardson
Name:	Keith Richardson
Title:	Vice President

Agreed to and approved this 23rd day of September, 2008

FINANCIAL GUARANTY INSURANCE COMPANY, as Enhancer

By:	/s/ Ellen Gordon
Name:
Title:

SCHEDULE A

GMAC MORTGAGE, LLC: (Fed Ex or certified mail)

Joe Pensabene

EVP - Chief Servicing Officer

GMAC Mortgage, LLC

Mail Code: 190-FTW-K05

1100 Virginia Drive

Ft. Washington, PA 19034

William Maguire

Director - Investor Reporting

GMAC Mortgage, LLC

Mail Code: 190-FTW-C70

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC Mortgage , LLC

Bond Administration

Mail code: 190-FTW-C65

1100 Virginia Dr.

Fort Washington, PA 19034

Patricia Taylor

Vice President - Securitization Management

GMAC Mortgage, LLC

Mail Code: 190-FTW-A05

1100 Virginia Drive

Ft. Washington, PA 19034

GMAC MORTGAGE, LLC (Email):

Jeff.Demshock@gmacm.com

Dennis.Hagerty@gmacm.com

Kulli.Marotto@gmacm.com

Tamra.Chase@gmacm.com

Patty.Taylor@gmacm.com

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.:

Keith R. Richardson

Vice President

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, IL 60602

Telephone: (312) 827-8572

Mobile: (312) 659-4401

Facsimile: (312) 827-8562/3

E-Mail: keith.richardson@bnymellon.com

FINANCIAL GUARANTY INSURANCE COMPANY:

Individuals Required to Receive Notice under 7.01(c):

Jeffrey Kert

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3203

Email: Jeffrey.kert@fgic.com

Ellen Gordon

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-2734

Email: ellen.gordon@fgic.com

Diane Westerback

Managing Director

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3446

Email: diane.westerback@fgic.com

Alternate FGIC Contacts (Notice Not Required under 7.01(c):

Marty Joyce

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3029

Email: martin.joyce@fgic.com

Laura Kegg

Managing Director, Senior Counsel

Financial Guaranty Insurance Company

125 Park Avenue

New York, NY 10017

Telephone: (212) 312-3079

Email: laura.kegg@fgic.com

EXHIBIT B

Form of Letter Agreement

B-1

October 3, 2008

Residential Funding Company, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attention: John Peterson

GMAC Mortgage, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attention: John Peterson

Re: Payments and Undertakings in Consideration of Amendment to MSR Facility

Ladies and Gentlemen:

Reference is hereby made to that certain Loan Agreement (as amended, the “Senior Loan Agreement”) dated as of June 4, 2008 among Residential Funding Company, LLC and GMAC Mortgage, LLC as borrowers (each, a “Borrower” and collectively, the “Borrowers”), Residential Capital, LLC, GMAC Residential Holding Company, LLC, GMAC-RFC Holding Company, LLC, Homecomings Financial, LLC, as guarantors, certain other affiliates of the Borrowers party thereto (together with the Borrowers, each an “Obligor” and collectively, the “Obligors”), Wells Fargo Bank, N.A. as first priority collateral agent and GMAC LLC (“GMAC”) as lender agent (in such capacity, the “Lender Agent”) and as initial lender (in such capacity, the “Initial Lender”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Senior Loan Agreement.

In addition to the Senior Loan Agreement, the Borrowers and GMAC have entered into a certain a Loan and Security Agreement dated as of April 18, 2008 (as amended, the “MSR Agreement”). The Borrowers have requested that GMAC enter into Amendment No. 5 to the MSR Agreement (the “Fifth Amendment”) as of the date hereof. In consideration for its entry, in its capacity as lender under the MSR Agreement, into the Fifth Amendment, GMAC has requested and discussed with the Borrowers that they undertake certain actions permitted and contemplated under the Senior Loan Agreement, and this letter agreement confirms the agreement of the Borrowers, the Lender Agent and the Initial Lender with respect thereto.

By their signatures hereto, for due consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Borrowers hereby covenants, undertakes and agrees to take the following actions under the Senior Loan Agreement notwithstanding any provisions thereunder to the contrary:

(a) The Borrowers agree to make an optional prepayment of Loans pursuant to Section 2.09 of the Senior Loan Agreement on the date hereof in an aggregate amount of $146,681,798 from amounts currently on deposit in the Sales Proceeds Account. By their signatures hereto, the Borrowers acknowledge that such funds constitute Collateral pledged under the Senior Loan Agreement and the Lender Agent and the Initial Lender hereby waive any notice provisions with respect to such repayment; and

(b) The Borrowers agree that, notwithstanding anything to the contrary in Section 4.02 of the Senior Loan Agreement, they will (a) apply all funds on deposit in Sales Proceeds Accounts (other than Sales Proceeds Accounts holding Net Cash Proceeds solely with respect to the English Note and the Dutch Note and their Supporting Assets) at the end of each Business Day to the repayment of Loans on the immediately following Business Day and (b) apply all funds on deposit in Sales Proceeds Accounts holding Net Cash Proceeds solely with respect to the English Note and the Dutch Note and their Supporting Assets to the repayment of Loans within two Business Days of the deposit thereof to such account. To the extent that the Borrowers subsequently document in a manner acceptable to the Lender Agent in its discretion that funds were incorrectly deposited into a Sales Proceeds Account and used to repay Loans, the Lender Agent will authorize the Borrowers to withdraw funds then on deposit in the Sales Proceeds Accounts in an amount equal to such incorrect deposit rather than use such funds to repay Loans as otherwise required by this clause (b). By their signatures hereto, the Borrowers acknowledge that the funds on deposit in the Sales Proceeds Account and any Net Cash Proceeds received by them constitute Collateral pledged under the Senior Loan Agreement.

Each of the Borrowers hereby represents and warrants that no Default or Event of Default has occurred and is continuing. Except as specifically set forth in this letter agreement, the Senior Loan Agreement and the other Facility Documents remain in full force and effect. Neither the execution, delivery nor effectiveness of this letter agreement shall operate as a waiver of any Default or Event of Default (whether or not known to the Lender Agent or any Lender) or any right, power or remedy of the Lender Agent or any Lender of any provision contained in the Senior Loan Agreement or any other Facility Document, whether as a result of any Default or Event of Default or otherwise.

[signature pages follow]

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which when taken together shall constitute one and the same agreement. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

Very truly yours,

GMAC LLC, as Lender Agent

By
Name:
Title:

GMAC LLC, as Lender

By
Name:
Title:

Acknowledged, Consented and Agreed the date first written above:

RESIDENTIAL FUNDING COMPANY, LLC, as Borrower

By
Name:
Title:

GMAC MORTGAGE, LLC, as Borrower

By
Name:
Title: